                                                                     Exhibit 4.1
SPECIMEN

NUMBER                                                     CLASS A COMMON SHARES
C1

                    CLEVELAND INDIANS BASEBALL COMPANY, INC.

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

                                                              CUSIP 186202 10 7

                                            SEE REVERSE FOR CERTAIN DEFINITIONS
                                          AND A SUMMARY OF CERTAIN RESTRICTIONS
                                                                    ON TRANSFER

                   [background photograph of Jacobs Field]

THIS CERTIFIES THAT



IS THE OWNER OF


FULLY PAID AND NONASSESSABLE CLASS A COMMON SHARE WITHOUT PAR VALUE, OF
                    CLEVELAND INDIANS BASEBALL COMPANY, INC.
TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

DATED:


COUNTERSIGNED AND REGISTERED
    NATIONAL CITY BANK
     (CLEVELAND, OHIO) TRANSFER AGENT AND REGISTRAR

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
BY
                               AUTHORIZED SIGNATURE          SECRETARY          CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                                                       CHIEF EXECUTIVE OFFICER
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


                    CLEVELAND INDIANS BASEBALL COMPANY, INC.

         The Class A Common Shares represented by this certificate are subject to restrictions on transfer set forth in the Corporation's Amended and Restated Articles of Incorporation. No Person my beneficially own Class A Common Shares qual to or in excess of 5% of the number of outstanding Class A Common Shares without the approval of the Office of the Commissioner of Major League Baseball. Each beneficial owner of 5% or more of the outstanding Class A Common Shares is required to furnish the Corporation such information as the Corporation may request pursuant to Division C, Section 3(d) of the Corporation's Amended and Restated Articles of Incorporation. If the above limitation is violated, the Class A Common Shares represented hereby equal to or in excess of the limitation shall be subject to redemption by the Corporation at the lower of the original cost or Market Value, by operation of the Corporation's Amended and Restated Articles of Incorporation, as they may be amended from time to time. The Corporation will mail to the holder hereof, without charge within five days after receipt of written request therefor, a copy of (i) the foregoing restrictions and (ii) the express terms of the Class A Common Shares represented hereby and the express terms of all other classes and series of shares which the Company is authorized to issue.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- _____________Custodian_____________
                                                                           (Cust)               (Minor)
TEN ENT -- as tenants by the entireties                                under Uniform Gifts to Minors Act

JT TEN  -- as joint tenants with right                                  _______________________________
           of survivorship and not as                                                 (State)
           tenants in common
                                                  UNIF TRANS MIN ACT -- ____________Custodian____________
                                                                           (Cust)               (Minor)
                                                                        under Uniform Transfers to Minors Act

                                                                        _______________________________
                                                                                      (State)
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     Additional abbreviations may also be used though not in the above list.

                        For value received, ___________________________ hereby
            sell(s), assign(s) and transfer(s) unto
     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
                       (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
Class A Common Shares represented by this Certificate, and does hereby irrevocably constitute and appoint

______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________ as Attorney,
to transfer the said shares on the books of the within named Corporation, with full power of substitution.


Dated _________________________________________                                _____________________________________________________
                                                                               Signature

                                                                               _____________________________________________________
                                                                               Signature

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of this Certificate in every particular, without alteration or enlargement, or any change whatever. the signature(s) should be guaranteed by an eligible guarantor institution (bank, stockbroker, savings and loan association or credit union) with membership in an approved signature medallion program, pursuant to S.E.C. Rule 17Ad-15.
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